UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                       _________________________________

                                  FORM 8-K

                               Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):   June 6, 2005


                     HEADLINERS ENTERTAINMENT GROUP, INC.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


     Delaware                    0-33145                    84-1195628
 ---------------------------------------------------------------------------
 (State of Incorporation)    (Commission File           (IRS Employer
                              Number)                    Identification No.)


                 501 Bloomfield Avenue, Montclair, NJ 07042
                 ------------------------------------------
                  (Address of principal executive offices)

                                 (973) 233-1233
                        -----------------------------
                        Registrant's Telephone Number


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement

     On June 6, 2005 Headliners entered into an Amended and Restated Consolidated Acquisition Agreement with Paul Butler, Jon H. Field and JHF Property Holdings, LLC. The agreement amended and restated the Consolidated Acquisition Agreement made on March 29, 2005, pursuant to which Headliners acquired ownership of five entertainment properties and the rights to the net cash flow of two others, both of which will be acquired by Headliners at a subsequent date.

     The primary purposes of the amendment were to terminate the management services that JHF Property Holdings had committed to in the original agreement, provide for immediate transfer to Headliners of control over the seven dance clubs that are the subject of the agreement, and modify the related compensation arrangement. The specific amendments made in the June 6 agreement included the following:

       -  JHF's control over the management of the clubs was terminated;
       - Headliners retained as employees or consultants four individuals who had been responsible for management of the dance clubs while they were owned by JHF;
       -  The payments due from Headliners to JHF were reduced from
          $15,938 per week plus $15,000 per month to $6,000 per week;
       -  Headliners guaranteed that JHF Properties will realize a minimum of $30,000 per week from the sale of Headliners common stock from June 27, 2005 until all of the shares that it may acquire under the agreement with Headliners are sold; and
       - JHF assigned to Headliners the net cash flow from the recently-opened Hampton VA entertainment complex.

Item 9.01 Financial Statements and Exhibits

Exhibits:

10-a Amended and Restated Consolidated Acquisition Agreement dated June 6,
     2005 among Headliners, Paul Butler, Jon H. Field and JHF Property Holdings, LLC - filed as Exhibit 10-f to the Registration Statement on Form SB-2 (File No. 333-125668) and incorporated herein by reference.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                HEADLINERS ENTERTAINMENT GROUP, INC.


Dated: June 13, 2005            By: /s/ Eduardo Rodriguez
                                -------------------------
                                Eduardo Rodriguez
                                Chief Executive Officer